Summary Prospectus
October 31, 2025

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

Legacy Class Shares: MEIFX; Institutional Class Shares: MRREX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.arrowmarkpartners.com/meridian/. You can also get this information at no cost by calling 800-446-6662, by sending an email request to IR@arrowmarkpartners.com, or by contacting your investment representative at the broker-dealer or bank through which shares of the Fund may be purchased or sold. The Fund’s prospectus and statement of additional information, each dated October 31, 2025, along with the Fund’s most recent annual report dated June 30, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The MERIDIAN HEDGED EQUITY FUND seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or examples below.

Shareholder Fees (fees paid directly from your investment)	Legacy Class Shares

Maximum Sales Charge (Load) on Purchases	NONE

Maximum Deferred Sales Charge (Load)	NONE

Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%

Other Expenses	0.51%

Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses[1]	1.42%

Fee Waivers and/or Expense Reimbursements and Recoupment	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment[2,3]	1.27%

[1]

Please note that Total Annual Fund Operating Expenses in the table above may not correlate to the ratio of Operating Expenses Before Waivers/Reimbursements/Reductions to Average Net Assets found in the “Financial Highlights” section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Hedged Equity Fund so that the ratio of expenses to average net assets of the Meridian Hedged Equity Fund (excluding Acquired Fund Fees and Expenses, brokerage expenses, dividend expenses on securities sold short and interest expenses on short sales, taxes, and extraordinary expenses) does not exceed 1.25% for the Legacy Class. This expense limitation may not be amended or withdrawn until one year after the date of this prospectus without the consent of the Board of Directors.

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense limitation in effect at the time of the waiver or (ii) the expense limitation in effect at the time of the recapture.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Legacy Class Shares	$129	$434	$762	$1,690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of equity securities of U.S. companies that have the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long or short positions in equity securities. Equity securities include, but are not limited to, common and preferred stocks as well as convertible securities, such as options, in domestic and foreign companies. The Fund often sells exchange traded call options against 40% to 60% of the underlying equity holdings. This hedging strategy seeks to use the option premiums collected, cash flow and income to the Fund, to reduce risk and volatility associated with typical long-only equity investment strategies. The Fund may invest in securities of companies with any capitalization across a broad range of industries. These may include companies that are relatively small in terms of assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund may also invest its assets in debt or fixed income securities including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard and Poor’s Ratings Services (“S&P”) or are in default or unrated but of comparable quality as determined by the Investment Adviser. The Fund generally sells investments when the Investment Adviser concludes that the long-term growth prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions, market liquidity, natural disasters and the spread of infectious disease or other public health issues.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

Small and Medium Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small- and mid-capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Large Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital along with income as a component of total return. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Sector Concentration Risk — The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period. The Fund anticipates it will typically invest a significant portion of its assets in the consumer discretionary sector and, therefore, the Fund’s performance could be negatively impacted by events affecting this sector.

Consumer Discretionary Sector Risk — The success of consumer product manufacturers and retailers is tied closely to the performance of the overall economy, interest rates, competition and consumer confidence. Companies in the consumer discretionary sector are subject to the risks associated with adverse changes in consumer sentiment and buying patterns, the effects of inflation, and disruptions in the supply chain that negatively impact the availability of products. Companies in this sector may also be adversely affected by supply and demand for certain products and services, price fluctuations, product obsolescence and product liability claims, governmental regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Options Risk — The success of the Fund’s investment in options depends upon many factors, such as the price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

The principal risk associated with writing put options, is that the Fund assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security. If the market price of the underlying security declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

The principal risk associated with purchasing options is that price valuations or market movements may not justify purchasing the options, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid (i.e., incur the cost of the options but not the attendant benefits).

The principal risk associated with writing covered call options is that the Fund will be required to sell the underlying security (i.e., have the security “called”) and, therefore, will not participate in gains if the stock price exceeds the exercise price generally at the expiration date of the option.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

The Fund’s investment in options may also result in reduced flexibility in purchases and sales of portfolio securities. Because the Fund may hold the securities underlying the options held or sold by the Fund, the Fund may be less likely to sell such securities in its portfolio to take advantage of new investment opportunities.

Foreign Securities Risk — Investments in foreign securities, including securities of companies located in emerging markets, may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Income Risk — The Fund may not be able to pay distributions or may have to reduce its distribution level if the amount of dividends and/or interest received by the Fund on the securities it holds declines or is insufficient to pay such distributions.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund, including by comparing the Fund’s performance with the returns of the S&P 500® Index, a broad-based securities market index, and the Cboe S&P 500 BuyWrite Index (BXM), an index more representative of the Fund’s investment strategy. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to November 1, 2013, the Fund offered a single class of shares which is now known as Legacy Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.arrowmarkpartners.com/meridian or by calling 1-800-446-6662.

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 21.75% (for the quarter ended June 30, 2020); and the lowest quarterly return was –18.46% (for the quarter ended December 31, 2018).

For the period January 1, 2025 through September 30, 2025, the total return of the Fund’s Legacy Class shares was 6.45%.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

Average Annual Total Returns

(For the year ended December 31, 2024)

MERIDIAN HEDGED EQUITY FUND	1 Year	5 Years	10 Years	Life of Class
Legacy Class Shares (1/31/05)

Return Before Taxes	13.10%	10.26%	12.69%	9.92%

Return After Taxes on Distributions	7.99%	6.56%	9.38%	7.78%

Return After Taxes on Distributions and Sale of Fund Shares[1]	8.53%	7.00%	9.37%	7.69%

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)*	25.02%	14.53%	13.10%	10.54%

Cboe S&P 500 BuyWrite Index (BXM)**	20.12%	6.88%	6.94%	5.90%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

*	Broad-based securities market index.
**	Additional index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements such as 401(k) plans or individual retirement accounts.

Management

ArrowMark Colorado Holdings, LLC.

Portfolio Manager

Clay Freeman serves as Portfolio Manager of the Fund. Mr. Freeman, who joined the Investment Adviser in 2008, has served as Portfolio Manager of the Fund since September 3, 2019.

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Meridian Hedged Equity Fund.

Class	Minimum Initial Investment	Minimum Subsequent Investment

Legacy Class Shares[1]	$1,000	$50

[1]	Legacy Class Shares are not offered to the public, except under certain limited circumstances.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Shareholders will be notified of any changes to the Fund’s investment minimums via a supplement to the Fund’s prospectus.

Meridian Funds | www.arrowmarkpartners.com/Meridian

Meridian Hedged Equity Fund (Formerly Meridian Enhanced Equity Fund)

Link to Prospectus	Link to SAI

In general, subject to share class eligibility criteria, you may purchase, redeem or exchange shares of the Funds directly with MERIDIAN FUND, INC.® on any day the New York Stock Exchange is open for regular trading, in the following ways:

Regular Mail	Express Mail	By Telephone or Wire	By Internet

MERIDIAN FUND, INC. P.O. Box 9792 Providence, RI 02940-9694	MERIDIAN FUND, INC. 4400 Computer Drive Westborough, MA 01581-1722	1-800-446-6662	www.arrowmarkpartners.com/meridian.

You may also purchase, redeem or exchange shares of the Funds by contacting your advisor or other financial intermediary. If you maintain your account with a financial intermediary, you must contact that intermediary to purchase, redeem or exchange shares of the Funds in or from your account with the intermediary. The Funds will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions made through our web site if the Funds follow reasonable security procedures designed to verify the identity of the investor. For telephone transactions, the Funds will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, the Funds recommend the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone or the Internet, call Shareholder Services for instructions.

Tax Information

Any distributions you receive from a Fund may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. Withdrawals from such a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary or visit your financial intermediary’s website for more information.

Meridian Funds | www.arrowmarkpartners.com/Meridian